NORTHEAST INVESTORS GROWTH FUND

Corporate Headquarters	Shareholder Services
100 High Street, Suite 1000	P.O. Box 2168
Boston, Massachusetts 02110	Denver, Colorado 80201
www.northeastinvestorsgrowthfund.com	1-855-755-NEIG (6344)

SHARES OF BENEFICIAL INTEREST

SUMMARY PROSPECTUS

May 1, 2014

Trading Symbol - NTHFX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and the most recent reports to shareholders, online at www.northeastinvestorsgrowthfund.com. You can also get this information at no cost by calling 1-855-755-NEIG (6344) or by sending an email to NEIG@alpsinc.com. The Fund’s statutory prospectus, Statement of Additional Information and most recent reports to shareholders are all incorporated into and made part of this Summary Prospectus by reference.

Investment Objective

Northeast Investors Growth Fund (the “Fund”) is a no-load fund whose investment objective is to produce long-term capital appreciation for its shareholders.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Wire Transfer Fee	$10

Annual Fund Operating Expenses
(Expenses Deducted From Fund Assets)
Management Fee	0.63%
Distribution (12b-1 Fees)	None
Other Expenses	0.60%
Total Annual Fund Operating Expenses	1.23%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$125	$390	$675	$1,487

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

The Fund maintains a flexible investment policy which primarily targets common stocks of large domestic companies. The Fund emphasizes well-known companies which it believes to have strong management, solid financial fundamentals and which are established leaders in their industries. The Fund generally invests in companies with market capitalizations in excess of $10 billion.

Principal Risks

General: Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money.

Stock Market Risk: Because the Fund invests primarily in common stocks, the value of your investment has the potential to decrease in response to changes in investor perception or to developments in economic, political, regulatory, issuer or market conditions, here or abroad. Different market sectors and different types of equity securities can react differently to these changing conditions. Historically, the performance of the stock market has been more volatile than the performance of the bond market. If a company is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

Portfolio Risks: Changing economic and market conditions as well as declining fundamentals, such as revenues or earnings per share, associated with individual companies or industries that the Fund is invested in, can affect the value of your investment. The degree to which the Fund’s share price reacts to these factors will depend upon the Fund’s level of exposure to the companies or industries that are being affected.

Manager Risk: There is the chance that poor security selection may result in losses or poor performance even in a rising market as compared to other funds with similar investment philosophies.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 7 of the Prospectus.

Performance Information

The following performance related information provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance varied from one calendar year to another over the past ten years.

Annual Total Returns:

Calendar Years	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	8.56%	11.38%	9.24%	13.90%	-41.61%	29.05%	16.38%	-7.84%	12.42%	26.11%

The Fund may experience short-term swings of performance as suggested by the best and worst calendar quarter returns.

Best quarter: 2nd Quarter 2009, up 14.00%

Worst Quarter: 4th Quarter 2008, down 22.79%

The following table shows the average annual total returns of the Fund compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Fund’s returns.

Average Annual Total Return for the Periods Ended December 31, 2013:

Northeast Investors Growth Fund	1 Year	5 Years	10 Years
Return before taxes	26.11%	14.43%	5.60%
Return after taxes on distributions	20.62%	13.11%	4.77%
Return after taxes on distributions and sale of Fund shares	18.92%	11.67%	4.57%
Standard & Poor’s 500 Index[1]	32.39%	17.94%	7.41%

[1]	The unmanaged Standard & Poor’s 500 Index is shown for comparative purposes only and reflects no adjustments for fees, expenses or taxes.

To calculate after-tax returns, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares. Actual after-tax returns depend on the individual investor’s tax situation and may differ from those shown.

Please note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution.

Keep in mind that past performance - whether before taxes or after taxes – does not guarantee future results.

Fund Management

Northeast Management & Research Company, Inc. (“NMR”) is the Fund’s investment manager. As investment manager, NMR is responsible for choosing the Fund’s investments. William A. Oates, Jr. is President of NMR and is also the President and Trustee of the Fund. He has served in these capacities since the Fund’s inception in 1980. Mr. Oates has day-to-day responsibility for managing the Fund’s portfolio and works with John F. Francini, Jr. and Nancy M. Mulligan in developing and executing the Fund’s investment program. Mr. Francini is a director of NMR and vice-president of the Fund; he has served in these capacities since 2007. Ms. Mulligan is also a director of NMR and vice-president of the Fund; she has served in these capacities since 2007.

Purchasing and Redeeming Shares

By Telephone/Fax:

You may purchase or redeem shares by telephone at 1-855-755-NEIG (6344) or by Fax at 1-866-205-1499.

On-Line:

You may purchase or redeem shares on-line at www.northeastinvestorsgrowthfund.com.

By Mail:

For purchases, mail your check and a completed account application to Northeast. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement or you may use the Transaction Request form. For redemptions, mail your Transaction Request form to Northeast. Otherwise, send a signed letter and include your account name, account number, redemption amount (shares or dollars) and form of proceeds (check, wire or ACH bank transfer). Mail to:

By regular mail	By overnight mail
Northeast Investors Growth Fund	Northeast Investors Growth Fund
P.O. Box 2168	ALPS Fund Services, Inc.
Denver, CO 80201	Attn: Transfer Agency
1290 Broadway, Suite 1100
Denver, CO 80203

Shares may be purchased or redeemed by check, wire or by ACH bank transfer. On-line purchases must be made by shareholders through ACH bank transfer; on-line redemptions proceeds will be remitted to shareholders by check or through ACH bank transfer. You generally buy and redeem shares at the Fund’s next-determined net asset value (NAV) after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange (NYSE) is open for regular trading. The minimum initial purchase is $1,000 ($500 for IRAs). There is no minimum for subsequent investments; however, there is a $10 minimum for scheduled purchases and scheduled redemptions.

Tax Information:

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers or Other Financial Intermediaries:

The Fund does not pay broker-dealers or financial intermediaries for the sale of Fund shares.